INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE	9 Months Ended
Sep. 30, 2014
INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE
INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE

5. INVESTMENT IN BRAND CONTRACT, AT FAIR VALUE (UNAUDITED)

        Brand contracts, at fair value, are initially valued at transaction price and are subsequently valued using observable market prices, if available, or internally developed models in the absence of readily observable market prices. The valuation model is based on a discounted cash flow approach, in which various internal and external factors are considered. Factors include key financial inputs and recent transactions for comparable brands. The Company utilizes several unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. Some of these assumptions include risk free cost of capital, length of playing career, length of post-career, future rates of inflation in salaries and endorsement contracts, amounts that can be potentially realized in the future, and unsigned playing and endorsement contracts. These unobservable pricing inputs and assumptions may differ by brand contract and in the application of the Company's valuation methodologies. The reported fair value estimates could vary materially if the Company had chosen to incorporate different unobservable pricing inputs or other assumptions for applicable investments.

        The Company generally considers three categories of potential brand income:

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  Category A—Potential brand income related to the portions of existing contracts that have a higher degree of certainty of payment, such as brand income that is very near-term or that is guaranteed under existing included contracts.

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  Category B—Potential brand income related to the portions of existing contracts that have a lesser degree of certainty of payment, such as brand income that is payable pursuant to existing included contracts but that depends on longer-term continued satisfactory performance of the Contract Party.

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  Category C—Potential brand income related to anticipated future contracts, such as future endorsements, playing contracts and/or additional brand income generated from coaching, broadcasting or the like.

        As of September 30, 2014 the Company had two brand contracts that are generating income and subject to fair value measurement: the Brand Agreement between the Company and Vernon Davis and his affiliate, The Duke Marketing LLC (together, "Vernon Davis"), dated October 30, 2013 (the "Vernon Davis Brand Contract"), and the Brand Agreement between the Company and EJ Manuel and his affiliate Kire Enterprises, LLC (together "EJ Manuel") dated February 14, 2014 (the "EJ Manuel Brand Contract"). The following describes the valuation methodology and significant unobservable inputs used for these brand contracts that are categorized within Level 3 of the fair value hierarchy at September 30, 2014.

Discount Rates

        In determining the fair value of the Company's brand contracts as of September 30, 2014, the Company used discount rates ranging from 4.5% to 20.0%, which the Company believes adequately address the uncertainty inherent in its estimates.

Career Length

        To determine a Contract Party's expected career length for the brand contracts as of September 30, 2014, the Company's valuation professionals used proprietary valuation models. Using statistical analysis the Company's valuation professionals determined a number of factors that were the most statistically relevant to arrive at a deviation from the average career length versus an average player that plays the Contract Party's position in the National Football League (the "NFL").

Player Contract Values

        In estimating the value of the future player contracts for Contract Parties, the Company reviewed the contracts for players in the professional sport, retired or active, who are of similar caliber to the applicable Contract Party who have entered into contracts in a similar era, and who are or were at similar ages and stages in their career at which the applicable Contract Party is expected to enter into additional player contracts. The values of such contracts are adjusted for inflation to better predict the contract values of any future player contracts.

Level 3 assets

        The investments in brand contracts at fair value was determined to be $8,902,342 as of September 30, 2014.

        Below presents additional data about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of the contract within the Level 3 category. As a result unrealized gains and losses for assets and liabilities within the Level 3 category may include changes in the fair value that were attributable to both observable and unobservable inputs. Changes in Level 3 assets measured at fair value for the nine months ended September 30, 2014 (unaudited) were as follows:

Asset	Beginning Balance 1/1/2014	Purchases	Payments on Brand Contracts	Realized Loss	Unrealized Gains	Ending Balance 9/30/2014
Vernon Davis Brand Contract	$—	4,000,000	(516,854)	(12,469)	283,176	$3,753,853
EJ Manuel Brand Contract	$—	4,975,000	(18,914)	(265,879)	458,282	$5,148,489

Total Brand Contracts	$—	8,975,000	(535,768)	(278,348)	741,458	$8,902,342

        Shortfalls in cash flow that are a result of cash not being received represent a realized loss to the extent the cash is no longer expected to be received. The unrealized gain is primarily a result of the passage of time bringing future cash flows closer to the present, which increases the present value of those cash flows.

        During the quarter ended September 30, 2014, EJ Manuel lost his starting quarterback role for the Buffalo Bills. In our determination of the fair value of our brand contract with EJ Manuel, we analyzed the impact of this event on both the value of his current and projected future NFL playing contracts and endorsement income opportunities. We concluded that EJ Manuel's loss of the starting quarterback position did not impact our estimate of the brand income to be received from his current and future NFL player contracts because EJ Manuel's current NFL player contract through 2016 is guaranteed and there remains sufficient time for him to regain a starting position and obtain future NFL playing contracts at the values we estimated in our original valuation. We reduced our estimate of endorsement brand income to be received from EJ Manuel for the remainder of 2014 through 2015 by approximately $163,000 because we concluded that EJ Manuel's short-term endorsement income opportunities would be impacted by his lack of exposure on the field. We also realized a loss of approximately $103,000 on endorsement income not received as anticipated in the current period.

        On May 2, 2014, the Company paid $4,000,000 (less $200,000 held in escrow until six consecutive months of payments of brand amounts have been timely delivered to Fantex) as consideration for future payments as defined under the Vernon Davis Brand Contract. From May 2, 2014 through September 30, 2014, Vernon Davis paid to the Company $516,854 due under the terms of the Vernon Davis Brand Contract for the period October 31, 2013 through September 30, 2014.

        On July 25, 2014, the Company paid $4,975,000 (less $248,750 held in escrow until six months of consecutive payments of brand amounts have been timely delivered to Fantex) as consideration for future payments as defined under the EJ Manuel Brand Contract. From July 25, 2014 through September 30, 2014, EJ Manuel paid to the Company $18,914 under the terms of the EJ Manuel Brand Contract for the period February 14, 2014 through September 30, 2014.

        The significant unobservable inputs used in the fair value measurement of the Company's brand contracts are discount rates, career length, and comparable NFL contract values. The table below summarizes the general effects of changes in these inputs on the fair value of the brand contracts and the range and weighted average of the inputs

Increase In:	Effect on brand contract fair value	Decrease In:	Effect on brand contracts fair value	Range of inputs	Weighted Average of inputs
Discount Rate	Decrease	Discount Rate	Increase	4.5% - 20.0%	13.6%
Career Length	Increase	Career Length	Decrease	1 - 17 years	8.2 years
Comparable Player NFL Contracts	Increase	Comparable Player NFL Contracts	Decrease	$0.5 million - $120.6 million	$37.1 million